Financial Instruments and Significant Concentrations (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Investments, All Other Investments [Abstract]
Revenue from External Customers by Geographic Areas [Table Text Block]
The Company attributes revenue to geographic regions based on the location of its customers’ contracting entity. The following shows net revenue by geographic region for the nine months ended September 30, 2017 and 2016 (in thousands):

	2017	2016

United States of America	$105,120	$77,986
International	49,609	35,452

Total	$154,729	$113,438

The Company attributes revenue to geographic regions based on the location of its customers’ contracting entity. The following shows net revenue by geographic region for the years ended December 31, 2014, 2015 and 2016 (in thousands):

	2014	2015	2016
United States of America	$62,341	$82,803	$110,746
International	23,007	35,360	49,429

Total revenue	$85,348	$118,163	$160,175